UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024 (October 2, 2024)

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced on September 9, 2024, Soluna Holdings, Inc., a Nevada corporation (the “Company”), entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”) on August 12, 2024. In accordance with the terms of the SEPA, the Investor has agreed to purchase up to $25 million in aggregate gross purchase price of newly issued fully paid shares of the Company’s common stock from time to time subject to the limits and the conditions of the SEPA. Access to the SEPA is subject to a number of conditions precedent including the filing and effectiveness of a registration statement on Form S-1 covering the resale of the shares purchased under the SEPA (the “Registration Statement”), and various consents from the Company’s outstanding convertible noteholders (the “Noteholders”) and the holder (the “Series B Holder”) of the Company’s outstanding Series B Convertible Preferred Stock (the “Series B Stock”). The Company has entered into the following transactions on October 1, 2024, with the Noteholders and the Series B Holder as described below, satisfying the conditions precedent related to third parties to access the SEPA. Access to the SEPA remains subject to effectiveness of the Registration Statement, which the Company anticipates filing soon with the Securities and Exchange Commission, and other customary conditions.

For a more complete description of the SEPA please see the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2024, and the full text of the SEPA which is filed as an exhibit thereto.

Agreements with Convertible Noteholders

Master Consent Agreement

The Company entered into a Consent, Waiver, and Mutual Release Agreement (the “Master Consent”) with the Noteholders that are parties to a Securities Purchase Agreement, dated October 25, 2021, as amended (the “SPA”), pursuant to which, among other things, the Company has issued convertible notes to various institutional investors (together with their respective agents, the “Purchasers”). The Master Consent provides the following from the Purchasers:

●	consent to the Company’s entry into the SEPA and the Payment Agreements (as described below);
●	waiver of any rights of first refusal or participation rights in connection with the SEPA ;
●	standstill of the rights to exercise certain $0.01warrants pursuant to the SPA;
●	the right to prepay the convertible notes with a 20% premium;
●	termination of the SPA and related agreements upon the full payoff of the convertible notes; and
●	mutual limited release of claims between the Purchasers and the Company.

In return for these consents, the Company agreed to pay the Purchaser agents a $750,000 fee and to prepay to the Purchasers the 20% premium for the prepayment of the Notes. The description in this Current Report is a summary and is qualified in its entirety to the text of the Master Consent which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Payment Agreements

The Company entered into payment agreements with the Purchasers in connection with the SEPA (the “Payment Agreements”), pursuant to which the Company and the Purchasers agreed to permit the full or partial prepayment of any outstanding convertible note balances held by the Purchasers at any time with five business days notice.

The description in this Current Report is a summary and is qualified in its entirety to the text of the Payment Agreements, which are filed as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Assignment and Assumption Agreements

Soluna AL CloudCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“CloudCo”), Soluna Cloud, Inc,, an indirect wholly-owned subsidiary of the Company (“Soluna Cloud”) and the Company have entered into assignment and assumption agreements (the “Assignment Agreements”) with one of the Purchasers and two other parties introduced by that Purchaser (together, the “Assignors”), with respect to an aggregate of $1,250,000 of notes issued by CloudCo. Pursuant to the Assignment Agreements, the Company purchased such notes for a purchase price of $750,000, or 60% of face value.

The description in this Current Report is a summary and is qualified in its entirety to the text of the Assignment Agreement which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Agreements with Series B Holder

The Company entered into Amendment No. 1 (the “Amendment”) to the securities purchase agreement with the Series B Holder, pursuant to which the Series B Holder agreed to waive its right of first refusal and participation rights with respect to the SEPA, to modify its consent rights to future financings, and to limit warrant exercises and conversions in accordance with the terms of the Amendment. In return, the Company agreed to amend the conversion price of the Series B Stock from $25 to $5, to amend the exercise of price of outstanding warrants held by the Series B Holder to $0.01 per share, and to issue an additional 140,000 five year warrants with an exercise price of $0.01 per share.

The description in this Current Report is a summary and is qualified in its entirety to the text of the Amendment and the Amendment to the Certificate of Designation for the Series B Stock which are filed as Exhibit 10.6 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 3, 2024, the Company issued a press release regarding the transactions described in this Current Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 and in Exhibit 99.1 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	Form of Certificate of Amendment to the Certificate of Designation for the Series B Stock
10.1	Consent, Waiver, and Mutual Release Agreement, dated October 1, 2024
10.2	Form of Payment Agreement by and between Soluna Holdings, Inc. and Alpha Capital Anstalt, dated October 1, 2024
10.3	Form of Payment Agreement by and between Soluna Holdings, Inc. and 3i, LP, dated October 1, 2024
10.4	Form of Payment Agreement by and between Soluna Holdings, Inc. and Supereight Capital Holdings Ltd., dated October 1, 2024
10.5	Form of Assignment and Assumption Agreement, dated October 1, 2024
10.6	Amendment No. 1 to the Securities Purchase Agreement with the Series B Holder
99.1	Press Release announcing the transactions covered by this Current Report, dated October 3, 2024

104	Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: October, 3, 2024	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal accounting officer)